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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
TranSwitch Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG Peat Marwick LLP

                                    KPMG PEAT MARWICK LLP


Stamford, Connecticut
November 21, 1997